UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2017

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01    Entry into a Material Definitive Agreement

On September 28, 2017, Cole Corporate Income Operating Partnership III, LP (“CCI III OP”), the operating partnership of Cole Office & Industrial REIT (CCIT III), Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”), by and among CCI III OP, JPMorgan Chase Bank, N.A., as Administrative Agent and a Lender (“JPMorgan”) and KeyBank, National Association as a Lender (“KeyBank”), amending certain terms of the Credit Agreement dated as of September 23, 2016, by and among CCI III OP, JPMorgan and KeyBank (the “Credit Agreement”).
The Letter Agreement amends the definition of “Asset Value”, as defined in the Credit Agreement, to provide that the requirements that (i) no tenant or Qualified Property will account for greater than twenty-five percent (25%) of the Asset Value without the Administrative Agent’s reasonable approval, and (ii) that a minimum of thirty percent (30%) of the Consolidated Net Operating Income generated by Qualified Properties used to calculate Asset Value shall be derived from investment grade (BBB- or above by S&P or Baa3 or above by Moody’s) tenants or tenants whose lease obligations are guaranteed by such an investment grade entity, will apply as of the second anniversary date of the Credit Agreement instead of the first anniversary date. The Letter Agreement also provides that the requirement in Subsection 6.13(c)(i) that the pool of Qualified Properties not be less than five (5) Qualified Properties, with an aggregate Asset Value of at least $100,000,000, shall apply from and after the second anniversary of the Credit Agreement instead of beginning February 28, 2018. Other than as described above, the terms of the Credit Agreement remain unchanged. Capitalized terms used and not defined in this 8-K are defined in the Credit Agreement.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1
Letter Agreement dated September 28, 2017 by and among Cole Corporate Income Operating Partnership III, L.P., JPMorgan Chase Bank, N.A., as Administrative Agent and a Lender, and KeyBank National Association, as a Lender

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2017	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

Exhibit Index

Exhibit Number	Description
10.1
Letter Agreement dated September 28, 2017 by and among Cole Corporate Income Operating Partnership III, L.P., JPMorgan Chase Bank, N.A., as Administrative Agent and a Lender, and KeyBank National Association, as a Lender